UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  March 9, 2017

Avalanche International Corp.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-179028	38-3841757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5940 S. Rainbow Blvd., Las Vegas, NV	89118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 863-9490

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward-looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward-looking statement can be guaranteed and actual future results may vary materially.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Share Exchange Agreement
On March 3, 2017, Avalanche International Corp., a Nevada corporation (the “Company”), entered into a Share Exchange Agreement (the “Agreement”) with MTIX Limited, an English company (the “MTIX”) and the three (3) current shareholders of MTIX (individually, a “Seller” and collectively, the “Sellers”).  Upon the terms and subject to the conditions set forth in the Agreement, the Company will acquire MTIX from the Sellers through the transfer of all issued and outstanding ordinary shares of MTIX (the “MTIX Shares”) by the Sellers to the Company in exchange (the “Exchange”) for the issuance by the Company of: (a) 7% secured convertible promissory notes (individually, a “Note” and collectively, the “Notes”) in the aggregate principal face amount of $9,500,000 to the Sellers in pro rata amounts commensurate with their current respective ownership percentages of MTIX’s ordinary shares, (b) (i) $500,000 in cash, $50,000 of which has already been paid, and (ii) 100,000 shares of the Company’s newly designated shares of Class B Convertible Preferred Stock (the “Class B Shares”) to Pravin Mistry, the principal shareholder of MTIX (the “Majority Shareholder”).  Upon the closing of the Agreement, and assuming the conversion of the Notes and the Class B Shares, the Conversion Shares (as hereinafter defined) shall at that time constitute approximately 56.3% of the aggregate number of shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) issued and outstanding, calculated on a fully diluted basis, assuming a conversion price of $0.50.

At Closing, subject to the terms and conditions of the Agreement, the Company will enter into a three year employment agreement mutually agreed between the Company and the Majority Shareholder providing for salary of $150,000 per annum and issue stock options to purchase an aggregate of 531,919 shares of Common Stock to the members of management of MTIX.

Consummation of the Exchange (the “Closing”) is subject to a number of closing conditions, including, among other things: (i) absence of litigation that seeks to prohibit the Exchange and certain other matters; (ii) the accuracy of the representations and warranties, subject to customary materiality qualifiers; (iii) the performance by the parties of certain covenants and agreements in all material respects, and (iv) the absence of a Material Adverse Effect (as defined in the Agreement).  The Agreement does not contain a financing condition.

Each of the Company and the Sellers have made customary representations and warranties in the Agreement and have covenanted, among other things, that, subject to certain customary exceptions: (i) MTIX will conduct its business in the ordinary course of business consistent with past practice during the interim period between the execution of the Agreement and the Closing; (ii) upon Closing, subject to certain conditions, the Company will appoint two designees of the Majority Shareholder to its board of directors; (iii) prior to the Closing, the Common Stock shall be quoted on the OTCQB; and (iv) MTIX shall have provided the Company with its audited financial statements and all other information about MTIX necessary for AIC to prepare and file a Current Report on Form 8-K to be filed in connection with the Closing that complies with the rules and regulations of the Securities and Exchange Commission (the “Commission”).

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement and the Exhibits thereto, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The Agreement has been included to provide investors and stockholders with information regarding its terms.  It is not intended to provide any other factual information about the Company, MTIX or the Sellers.  The Agreement contains representations and warranties that the parties to the Agreement made to and solely for the benefit of each other, and the assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Agreement.  Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Agreement (or such other date as specified therein) and are modified in important part by the underlying disclosure schedules.

The foregoing does not purport to be a complete description of the Agreement and is qualified in its entirety by reference to the full text of the Agreement.

Notes
At the Closing the Company shall deliver to the Majority Shareholder and the two Sellers other than Majority Shareholder (the “Minority Shareholders”) three Notes, which Notes shall be in the principal face amount of $6,166,666 with respect to the Majority Shareholder and in the principal face amount of $1,666,667 with respect to each of the Minority Shareholders. Other than the principal amount under the foregoing Notes, the Notes shall be in all respects identical to the Note.

The Notes bear interest at 7% per annum with interest payable (i) in cash upon maturity or in connection with any voluntary or mandatory conversion or, (ii) at the option of the Seller, in arrears on the first day of each calendar quarter after the date of issuance (the “Closing Date”) by issuing and delivering that number of shares of Common Stock determined by dividing the interest accrued for such quarter by the average price per share for the ten (10) trading days immediately preceding the determination date as reported by Bloomberg, L.P.

Commencing two (2) years from the Closing Date, the Company may prepay any portion of the principal amount of this Note without the prior written consent of the Holder, provided, however, that the Company shall provide the Seller with 90 days’ notice of such prepayment, and any prepayment must be undertaken on a pro rata basis for all Notes then outstanding. The holders of Notes shall have the right to convert any or all of the amount to be redeemed into common stock prior to prepayment.

Each Note ranks pari passu in right of payment with all other Notes now or hereafter issued in accordance with the Agreement and matures on the five-year anniversary of the issuance date thereof. Subject to certain limitations, the Notes are convertible at any time at the option of the holder into shares of the Company’s common stock at a conversion price equal to either (i) if the aggregate market capital of the Company on the date of conversion (the “Market Cap”) is $35,000,000 or less, at a 25% discount to the Market Price, or (ii) if the Market Cap is greater than $35,000,000, at a 25% discount to the Market Price, provided that such discount shall be increased by dividing it by the quotient that shall be obtained by dividing $35,0000,000 by the Market Cap at the time of conversion, provided, however, any increase in the discount to the Market Price shall not result in a discount that is greater than a 75% discount (the “Conversion Price”).  Notwithstanding the foregoing, in no event shall the Conversion Price be less than $0.35. In addition, the Company may force the conversion of the Notes at any time commencing two (2) years from the Closing Date, provided certain conditions are met.

Certificate of Designations of Class B Convertible Preferred Stock
Upon Closing, the Company will issue the 100,000 Class B Shares to the Majority Shareholder.  The Class B Shares will have a priority over all of the shares of Common Stock on liquidation or sale of the Company, at the rate of $50.00 per Class B Share, or a liquidation preference of $5,000,000 (the “Class B Stated Value”) as to all Class B Shares.  The Class B Shares will pay an annual dividend (at the option of the Company, either in cash or in additional shares of Common Stock), in an amount that shall be the greater of (i) an annual rate of 5% per annum, or (ii) 5% of MTIX’s net income as determined in accordance with United States Generally Accepted Accounting Principles for the fiscal year then ended. The Class B Shares will vote with the Common Stock on all matters as to which shareholders of the Company are entitled to vote, on an “as converted” basis, as though all outstanding Class B Shares had been converted into Common Stock immediately prior to the taking of the record date for all shareholders entitled to vote at any regular or special meeting of the Company’s shareholders.  Commencing two (2) years after the Closing Date, the Class B Shares shall be convertible into shares of Common Stock by dividing the Class B Stated Value by the Conversion Price applicable to the Notes. The Class B Shares shall contain the respective rights, privileges and designations as are set forth in the Certificate of Designations, Preferences, Rights and Limitations of Class B Convertible Preferred Stock appended hereto as Exhibit 3.3.

Security Agreement
The Notes will be secured, pursuant to a Security Agreement, by a lien on certain of the Company’s assets, including but not limited to the intellectual property of MTIX. Upon the occurrence of an event of default under the Notes, a majority in interest of the Notes may require the Company to repay all of its Notes in cash, at a price equal to 100% of the principal, accrued and unpaid interest and any amounts, costs and liquidated damages, as applicable.

Registration Rights Agreement
In connection with the Exchange, the Company and the Sellers will enter into a Registration Rights Agreement under which the Company shall be required to file a registration statement with the Commission covering the resale of the shares of the Common Stock issuable pursuant to conversion of: (i) the Notes eighteen (18) months from the Closing Date, and (ii) the Class B Shares twenty-four (24) months from the Closing Date.  In addition, the Company use its best efforts to have the registration statement declared effective as soon as practicable, but in no event later than 90 days after the filing date if the registration statement is not subject to a full review by the Commission, or 120 days after filing if the registration statement is subject to a full review by the Commission. The Company will be subject to certain monetary penalties, as set forth in the Registration Rights Agreement, if the registration statement is not filed, does not become effective on a timely basis, or does not remain available for the resale (subject to certain allowable grace periods) of the Registrable Securities, as such term is defined in the Registration Rights Agreement.

The foregoing does not purport to be a complete description of the Note, the Certificate of Designations, the Security Agreement or the Registration Rights Agreement and is qualified in its entirety by reference to the full text of such documents, which the Company has filed as forms of exhibits to the Agreement.

Where You Can Find Additional Information

The Company will file with the Commission a Current Report on Form 8-K (the “Closing 8-K”) in connection with the Closing.  WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE CLOSING 8-K AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about the Company and MTIX.  Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the Commission’s website, www.sec.gov.  Security holders may also read and copy any reports, statements and other information filed by the Company with the Commission, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549.  Please call the Commission at 1-800-SEC-0330 or visit the Commission’s website for further information on its public reference room.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 is incorporated by reference herein.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth in Item 1.01 is incorporated by reference herein.

The issuance of the securities described above was completed in accordance with the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).  Such offers and sales were made solely to “accredited investors” under Rule 506 and were made without any form of general solicitation and with full access to any information requested by the Seller regarding the Company or the securities to be issued in the Exchange. The securities to be issued in the Exchange have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This disclosure does not constitute an offer to sell or the solicitation of an offer to buy any of the Company’s securities, nor will there be any sales of these securities by the Company in any state or jurisdiction in which the offer, solicitation or sale would be unlawful.

On March 7, 2017, the Company entered into an agreement (the “Exchange Agreement”) with a present holder (the “Holder”) of its shares of Common Stock pursuant to which it agreed to issue to the Holder 50,000 shares of its newly created Class A Convertible Preferred Stock (the “Class A Shares”) in exchange for the surrender by the Holder of 2,000,000 shares of its Common Stock.

The Class A Shares each carry a stated value of $20.00.  The Class A Shares shall vote together with the shares of Common Stock as a single class and, regardless of the number of Class A Shares outstanding, provided that at least 25,000 of such Class A Shares are outstanding, shall represent eighty percent (80%) of all votes entitled to be voted at any annual or special meeting of shareholders of the Company or action by written consent of shareholders, including any shares of preferred stock other than the Class A Shares that are voted with the Common Stock.  Each outstanding Class A Share shall represent its proportionate share of the 80% which is allocated to the outstanding Class A Shares.

The Class A Shares are convertible at the Holder’s option into shares of Common Stock of the Company at a conversion price derived by dividing the stated value of each Class A Share by $0.50 per share, subject to customary adjustment, which conversion may occur at any time at the option of the Holder. The Class A Shares were issued to the Holder in reliance upon the exemption provided by Section 3(a)(9) of the Securities Act.  This disclosure does not constitute an offer to sell or the solicitation of an offer to buy any of the Company’s securities, nor will there be any sales of these securities by the Company in any state or jurisdiction in which the offer, solicitation or sale would be unlawful.

The foregoing does not purport to be a complete description of the Class A Certificate of Designations (as hereinafter defined) or the Exchange Agreement, each of which is qualified in its entirety by reference to the full text of the Class A Certificate of Designations and the Exchange Agreement, which the Company has filed as Exhibit 3.2 and Exhibit 2.2 hereto, respectively.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On March 6, 2017, the Company withdrew its former Class A Convertible Preferred Stock (the “Previous Class”), all shares of which were converted into shares of Common Stock as of September 21, 2015.  The Certificate of Withdrawal of Certificate of Designation (the “Certificate of Withdrawal”) is appended as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The certificate of designations of the Previous Class was originally filed with the Secretary of State of the State of Nevada on July 31, 2014.  The foregoing does not purport to be a complete description of the Certificate of Withdrawal and is qualified in its entirety by reference to the full text of the Certificate of Withdrawal.

On March 7, 2017, the Company filed the Certificate of Designations, Preferences, Rights and Limitations of Class A Convertible Preferred Stock (the “Class A Certificate of Designations”) with the Secretary of State of the State of Nevada, setting forth the terms of the Class A Shares.  A copy of the Class A Certificate of Designations is appended as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing does not purport to be a complete description of the Class A Certificate of Designations and is qualified in its entirety by reference to the full text of the Class A Certificate of Designations.

On March 7, 2017, the Company filed the Certificate of Designations, Preferences, Rights and Limitations of Class B Convertible Preferred Stock (the “Class B Certificate of Designations”) with the Secretary of State of the State of Nevada, setting forth the terms of the Class B Shares.  A copy of the Class B Certificate of Designations is appended as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated herein by reference.  The foregoing does not purport to be a complete description of the Class B Certificate of Designations and is qualified in its entirety by reference to the full text of the Class B Certificate of Designations.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

Exhibit No.	Description

2.1
Share Exchange Agreement by and among Avalanche International Corp., MTIX, Ltd. and the Sellers signatories thereto dated as of March 3, 2017. (The schedules and certain exhibits to the Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC, upon request, a copy of any omitted schedule or exhibit).

2.2	Share Exchange Agreement by and among Avalanche International Corp. and Philou Ventures, LLC dated as of March 7, 2017.
3.1	Certificate of Withdrawal filed with the Secretary of State of Nevada on March 6, 2017.
3.2	Class A Certificate of Designations filed with the Secretary of State of Nevada on March 7, 2017.
3.3	Class B Certificate of Designations filed with the Secretary of State of Nevada on March 7, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVALANCHE INTERNATIONAL CORP.

Date: March 9, 2017	By:	/s/ Philip E. Mansour
Philip E. Mansour
Chief Executive Officer